Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of WCI Communities, Inc. (the “Company”) on Form 10-K (the Report) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Dietz, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES P. DIETZ
James P. Dietz Executive Vice President and Chief Financial Officer

Date: March 16, 2006